EXHIBIT- 99

Supplemental Information

MREIC

December 31, 2015

FedEx Ground Indianapolis MSA

ULTA BEAUTY Indianapolis MSA

Milwaukee

Milwaukee Memphis MSA

JIM BEAM Lexington MSA

Coca-Cola Phoenix MSA

UGN Cincinnati MSA

INTERNATIONAL PAPER Kansas City MSA

MONMOUTH REAL ESTATE INVESTMENT CORPORATION
3499 Route 9 North, Suite 3-D, Freehold, NJ 07728

The statement of operations and supplemental statement of operations provided in this supplemental information package present funds from operations, core funds from operations, adjusted funds from operations, net operating income (NOI), Same Property NOI, Same Property cash NOI and EBITDA which are REIT industry financial measures that are not calculated in accordance with accounting principles generally accepted in the United States of America. Please see page 18 for a definition of these supplemental performance measures. Please see the supplemental statement of operations reconciliation for a reconciliation of certain captions in the supplemental statement of operations reported in this supplemental information package to the statement of operations as reported in the Company’s filings with the SEC on Form 10-Q.

Table of Content

Consolidated Balance Sheets

	December 31, 2015	September 30, 2015
	(unaudited)
ASSETS
Real Estate Investments:
Land	$141,185,315	$134,160,315
Buildings and Improvements	852,201,439	807,619,001
Total Real Estate Investments	993,386,754	941,779,316
Accumulated Depreciation	(130,573,643)	(124,978,211)
Net Real Estate Investments	862,813,111	816,801,105

Cash and Cash Equivalents	12,926,924	12,073,909
Securities Available for Sale at Fair Value	61,032,630	54,541,237
Tenant and Other Receivables	1,397,112	783,052
Deferred Rent Receivable	5,514,960	5,205,295
Prepaid Expenses	6,525,914	3,931,616
Financing Costs, net of Accumulated Amortization of $3,481,381 and $3,247,014, respectively	6,158,217	5,987,911
Capitalized Lease Costs, net of Accumulated Amortization of $2,723,159 and $2,534,521, respectively	3,358,776	3,407,432
Intangible Assets, net of Accumulated Amortization of $11,477,319 and $11,153,855, respectively	5,791,670	6,115,134
Other Assets	6,850,563	7,145,251
TOTAL ASSETS	$972,369,877	$915,991,942

LIABILITIES AND SHAREHOLDERS’ EQUITY

Liabilities:
Mortgage Notes Payable	$400,720,157	$373,991,174
Loans Payable	99,979,502	85,041,386
Accounts Payable and Accrued Expenses	2,389,392	3,113,274
Other Liabilities	10,893,930	7,835,468
Total Liabilities	513,982,981	469,981,302

COMMITMENTS AND CONTINGENCIES

Shareholders’ Equity:
Series A – 7.625% Cumulative Redeemable Preferred Stock, $0.01 Par Value Per Share: 2,139,750 Shares Authorized, Issued and Outstanding as of December 31, 2015 and September 30, 2015	53,493,750	53,493,750
Series B – 7.875% Cumulative Redeemable Preferred Stock, $0.01 Par Value Per Share: 2,300,000 Shares Authorized, Issued and Outstanding as of December 31, 2015 and September 30, 2015	57,500,000	57,500,000
Common Stock – $0.01 Par Value Per Share: 200,000,000 Shares Authorized as of December 31, 2015 and September 30, 2015; 63,790,755 and 62,123,454 Shares Issued and Outstanding as of December 31, 2015 and September 30, 2015	637,908	621,235
Excess Stock – $0.01 Par Value Per Share: 200,000,000 Shares Authorized as of December 31, 2015 and September 30, 2015; No Shares Issued or Outstanding as of December 31, 2015 and September 30, 2015	-0-	-0-
Additional Paid-In Capital	350,415,079	339,837,258
Accumulated Other Comprehensive (Loss) Income	(3,659,841)	(5,441,603)
Undistributed Income	-0-	-0-
Total Shareholders’ Equity	458,386,896	446,010,640
TOTAL LIABILITIES & SHAREHOLDERS’ EQUITY	$972,369,877	$915,991,942

First Quarter FY 2016 Supplemental of Monmouth Real Estate Investment Corp. Page 3 of 21

Table of Content

Consolidated Statements of Income

(unaudited)

	Three Months Ended
	12/31/15	12/31/14
INCOME:
Rental Revenue	$19,064,919	$15,430,215
Reimbursement Revenue	3,194,443	2,247,315
Lease Termination Income	-0-	238,625
TOTAL INCOME	22,259,362	17,916,155

EXPENSES:
Real Estate Taxes	2,372,136	1,988,743
Operating Expenses	1,231,365	1,002,248
General & Administrative Expenses	1,335,964	1,240,585
Acquisition Costs	145,585	391,569
Depreciation	5,595,432	4,484,268
Amortization of Capitalized Lease Costs and Intangible Assets	486,611	475,495
TOTAL EXPENSES	11,167,093	9,582,908

OTHER INCOME (EXPENSE):
Interest and Dividend Income	1,184,653	1,035,457
Gain on Sale of Securities Transactions, net	8,380	377,087
Interest Expense	(5,112,280)	(4,129,565)
Amortization of Financing Costs	(234,367)	(192,574)
TOTAL OTHER INCOME (EXPENSE)	(4,153,614)	(2,909,595)

NET INCOME	6,938,655	5,423,652

Less: Preferred Dividends	2,151,758	2,151,758

NET INCOME ATTRIBUTABLE TO COMMON SHAREHOLDERS	$4,786,897	$3,271,894

First Quarter FY 2016 Supplemental of Monmouth Real Estate Investment Corp. Page 4 of 21

Table of Content

NOI, EBITDA, FFO, Core FFO and AFFO Reconciliations

(unaudited)

	Three Months Ended
	12/31/15	12/31/14
Revenues
Rental Revenue	$19,064,919	$15,430,215
Reimbursement Revenue	3,194,443	2,247,315
Total Rental and Reimbursement Revenue	22,259,362	17,677,530

Expenses
Real Estate Taxes	2,372,136	1,988,743
Operating Expenses	1,231,365	1,002,248
Total Expenses	3,603,501	2,990,991

Net Operating Income – NOI	18,655,861	14,686,539

Lease Termination Income	-0-	238,625
Interest and Dividend Income	1,184,653	1,035,457
Net Amortization of Acquired Above and Below Market Lease Revenue	25,492	10,650
General & Administrative Expenses	(1,335,964)	(1,240,585)

EBITDA	18,530,042	14,730,686

Interest Expense	(5,112,280)	(4,129,565)
Gain on Sale of Securities Transactions, net	8,380	377,087
Acquisition Costs	(145,585)	(391,569)
Preferred Dividend	(2,151,758)	(2,151,758)
Depreciation of Corporate Office Tenant Improvements	(27,971)	-0-
Amortization of Financing Costs	(234,367)	(192,574)

Funds From Operations - FFO	10,866,461	8,242,307

Depreciation (excluding corporate office)	(5,567,461)	(4,484,268)
Amortization of Capitalized Lease Costs and Intangible Assets	(512,103)	(486,145)

Net Income Attributable to Common Shareholders	4,786,897	3,271,894

Funds From Operations - FFO	10,866,461	8,242,307

Acquisition Costs	145,585	391,569

Core Funds From Operations - Core FFO	11,012,046	8,633,876

Lease Termination Income	-0-	(238,625)
Gain on Sale of Securities Transactions, net	(8,380)	(377,087)
Stock Compensation Expense	104,961	90,232
Depreciation of Corporate Office Tenant Improvements	27,971	-0-
Amortization of Financing Costs	234,367	192,574
U.S. GAAP Straight-line Rent Adjustment	(309,665)	(331,979)
Recurring Capital Expenditures	(336,191)	(173,500)

Adjusted Funds From Operations - AFFO	10,725,109	7,795,491

EBITDA	18,530,042	14,730,686

Lease Termination Income	-0-	(238,625)
Interest Expense	(5,112,280)	(4,129,565)
Preferred Dividend	(2,151,758)	(2,151,758)
Stock Compensation Expense	104,961	90,232
U.S. GAAP Straight-line Rent Adjustment	(309,665)	(331,979)
Recurring Capital Expenditures	(336,191)	(173,500)

Adjusted Funds From Operations - AFFO	$10,725,109	$7,795,491

First Quarter FY 2016 Supplemental of Monmouth Real Estate Investment Corp. Page 5 of 21

Table of Content

Financial Highlights

(unaudited)

	Three Months Ended
	12/31/15	12/31/14

Weighted Average Common Shares Outstanding
Basic	62,866,898	57,289,411
Diluted	62,948,800	57,445,812

Net Operating Income - NOI	$18,655,861	$14,686,539

Basic	$0.30	$0.26
Diluted	0.30	0.26

Net Income Attributable to Common Shareholders	$4,786,897	$3,271,894

Basic	$0.08	$0.06
Diluted	0.08	0.06

Funds From Operations - FFO	$10,866,461	$8,242,307

Basic	$0.17	$0.14
Diluted	0.17	0.14

Core Funds From Operations - Core FFO	$11,012,046	$8,633,876

Basic	$0.18	$0.15
Diluted	0.17	0.15

Core FFO Excluding Gains on Securities Transactions and Excluding Lease Termination Income, net	$11,003,666	$8,018,164

Basic	$0.18	$0.14
Diluted	0.17	0.14

Adjusted Funds From Operations - AFFO	$10,725,109	$7,795,491

Basic	$0.17	$0.14
Diluted	0.17	0.14

Dividends Declared per Common Share	$0.16	$0.15

First Quarter FY 2016 Supplemental of Monmouth Real Estate Investment Corp. Page 6 of 21

Table of Content

Same Property Statistics

	Three Months Ended										Change
	12/31/2015						12/31/2014			Change	%
Total Square Feet / Total Properties	14,424,995	/	93				12,422,838	/	87	2,002,157	16.1%

Occupancy Percentage at Quarter End	98.8%						96.3%			250 bps	2.6%

Same Property Square Feet / Number of Same Properties				10,481,284	/	77

Same Property Occupancy Percentage at Quarter End	98.3%						96.9%			140 bps	1.4%

Same Property Net Operating Income (NOI) (GAAP)	$13,594,372						$13,079,826			$514,546	3.9%

Reversal of U.S. GAAP Straight-Line Rent Adjustment	(138,704)						(325,877)			187,173

Same Property Cash NOI (CASH)	$13,455,668						$12,753,949			$701,719	5.5%

Same Property Statistics include all properties owned during the entire periods presented with the exclusion of properties expanded during these periods.

The 3.9% increase, amounting to $514,546 in Same Property NOI, consists of 69.5% or $357,657 generated by increased NOI from occupied properties and the remaining 30.5% or $156,889 attributable to increased NOI from filling previously vacant properties.

The 5.5% increase, amounting to $701,719 in Same Property Cash NOI, consists of 77.8% or $546,170 generated by increased NOI from occupied properties and the remaining 22.2% or $155,549 attributable to increased NOI from filling previously vacant properties.

Reconciliation of Same Property NOI to Total NOI

	Three Months Ended			Change
	12/31/2015	12/31/2014	Change	%

Same Property NOI (GAAP)	$13,594,372	$13,079,826	$514,546	3.9%

NOI of properties purchased subsequent to October 1, 2014 (twelve properties for fiscal 2015 and five properties for fiscal 2014)	3,968,181	754,736

NOI of properties expanded subsequent to October 1, 2014 (four properties for fiscal 2015 and 2014)	1,093,308	734,549

NOI of property sold subsequent to October 1, 2014 (one property for fiscal 2014)	-0-	117,428

Total NOI	$18,655,861	$14,686,539	$3,969,322	27.0%

First Quarter FY 2016 Supplemental of Monmouth Real Estate Investment Corp. Page 7 of 21

Table of Content

Consolidated Statements of Cash Flows

(unaudited)

	Three Months Ended
	12/31/15	12/31/14
CASH FLOWS FROM OPERATING ACTIVITIES
Net Income	$6,938,655	$5,423,652
Noncash Items Included in Net Income:
Depreciation & Amortization	6,316,410	5,152,337
Stock Based Compensation Expense	104,961	90,232
Gain on Sale of Securities Transactions, net	(8,380)	(377,087)
Changes In:
Tenant, Deferred Rent and Other Receivables	(898,233)	(1,521,764)
Prepaid Expenses	(2,594,298)	(1,305,317)
Other Assets and Capitalized Lease Costs	(203,940)	(257,867)
Accounts Payable, Accrued Expenses and Other Liabilities	1,981,853	1,161,136
NET CASH PROVIDED BY OPERATING ACTIVITIES	11,637,028	8,365,322

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of Real Estate and Intangible Assets	(50,385,897)	(68,338,125)
Capital and Land Site Improvements	(860,167)	(2,224,333)
Return of Deposits on Real Estate	900,000	1,300,000
Deposits Paid on Acquisitions of Real Estate	(550,000)	(1,325,000)
Proceeds from Sale of Securities Available for Sale	1,790,403	9,584,334
Purchase of Securities Available for Sale	(6,491,654)	(1,089,914)
NET CASH USED IN INVESTING ACTIVITIES	(55,597,315)	(62,093,038)

CASH FLOWS FROM FINANCING ACTIVITIES
Net Proceeds from Loans Payable	14,938,116	14,990,477
Proceeds from Mortgage Notes Payable	33,670,000	44,486,828
Principal Payments on Mortgage Notes Payable	(6,941,017)	(7,824,424)
Financing Costs Paid on Debt	(404,674)	(648,369)
Proceeds from the Exercise of Stock Options	924,300	79,091
Proceeds from Issuance of Common Stock in the DRIP, net of Dividend Reinvestments	12,575,537	6,246,427
Preferred Dividends Paid	(2,151,758)	(2,151,758)
Common Dividends Paid, net of Reinvestments	(7,797,202)	(6,624,599)
NET CASH PROVIDED BY FINANCING ACTIVITIES	44,813,302	48,553,673

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	853,015	(5,174,043)
CASH AND CASH EQUIVALENTS - BEGINNING OF PERIOD	12,073,909	20,474,661
CASH AND CASH EQUIVALENTS - END OF PERIOD	$12,926,924	$15,300,618

First Quarter FY 2016 Supplemental of Monmouth Real Estate Investment Corp. Page 8 of 21

Table of Content

Capital Structure and Leverage Ratios

(unaudited)

	As of	As of	As of
	12/31/15	12/31/14	9/30/15

Mortgage Notes Payable	$400,720,157	$324,458,410	$373,991,174
Loans Payable	99,979,502	40,190,477	85,041,386
Total Debt	500,699,659	364,648,887	459,032,560

Series A - 7.625% Cumul. Redeemable Preferred	53,493,750	53,493,750	53,493,750
Series B - 7.875% Cumul. Redeemable Preferred	57,500,000	57,500,000	57,500,000
Total Preferred Stock	110,993,750	110,993,750	110,993,750

Common Stock, Paid-In-Capital & Other	347,393,146	313,037,296	335,016,890
Total Shareholders’ Equity	458,386,896	424,031,046	446,010,640

Total Book Capitalization	959,086,555	788,679,933	905,043,200

Accumulated Depreciation	130,573,643	111,488,453	124,978,211
Total Undepreciated Book Capitalization	$1,089,660,198	$900,168,386	$1,030,021,411

Shares Outstanding	63,790,755	57,809,349	62,123,454
Market Price Per Share	$10.46	$11.07	$9.75

Equity Market Capitalization	$667,251,297	$639,949,493	$605,703,677
Total Debt	500,699,659	364,648,887	459,032,560
Preferred	110,993,750	110,993,750	110,993,750
Total Market Capitalization	$1,278,944,706	$1,115,592,130	$1,175,729,987

Total Debt	$500,699,659	$364,648,887	$459,032,560
less: Cash and Cash Equivalents	12,926,924	15,300,618	12,073,909
Net Debt	$487,772,735	$349,348,269	$446,958,651
less: Securities Available for Sale at Fair Value (Securities)	61,032,630	51,530,990	54,541,237
Net Debt Less Securities	$426,740,105	$297,817,279	$392,417,414

Net Debt / Undepreciated Book Capitalization	44.8%	38.8%	43.4%
Net Debt / Total Market Capitalization	38.1%	31.3%	38.0%
Net Debt Plus Preferred / Total Market Capitalization	46.8%	41.3%	47.5%
Net Debt Less Securities / Undepreciated Book Capitalization	39.2%	33.1%	38.1%
Net Debt Less Securities / Total Market Capitalization	33.4%	26.7%	33.4%
Net Debt Less Securities Plus Preferred / Total Market Capitalization	42.0%	36.6%	42.8%

Weighted Average Interest Rate on Fixed Rate Debt	4.77%	5.16%	4.85%

First Quarter FY 2016 Supplemental of Monmouth Real Estate Investment Corp. Page 9 of 21

Table of Content

Capital Structure and Leverage Ratios continued

(unaudited)

			Fiscal Year
	Three Months Ended		Ended
	12/31/15	12/31/14	9/30/15
Net Income	$6,938,655	$5,423,652	$25,605,815
plus: Depreciation & Amortization	6,316,410	5,152,337	23,058,744
plus: Interest Expense	5,112,280	4,129,565	18,558,150
plus: Acquisition Costs	145,585	391,569	1,546,088
plus: Net Amortization of Acquired Above and Below Market Lease Revenue	25,492	10,650	59,750
less: Gain on Sale of Securities Transactions, net	(8,380)	(377,087)	(805,513)
less: Gain on Sale of Real Estate Investment	-0-	-0-	(5,021,242)
EBITDA	$18,530,042	$14,730,686	$63,001,792

Interest Expense	$5,112,280	$4,129,565	18,558,150
Preferred Dividends Paid	2,151,758	2,151,758	8,607,032
Total Fixed Charges	$7,264,038	$6,281,323	$27,165,182

Interest Coverage	3.6 x	3.6 x	3.4 x
Fixed Charge Coverage	2.6 x	2.3 x	2.3 x

Net Debt	$487,772,735	$349,348,269	$446,958,651
Net Debt Less Securities	426,740,105	297,817,279	392,417,414
Annualized EBITDA	74,120,168	58,922,744	63,001,792

Net Debt / EBITDA	6.6 x	5.9 x	7.1 x
Net Debt Less Securities / EBITDA	5.8 x	5.1 x	6.2 x
Net Debt Plus Preferred / EBITDA	8.1 x	7.8 x	8.9 x
Net Debt Less Securities Plus Preferred / EBITDA	7.3 x	6.9 x	8.0 x

First Quarter FY 2016 Supplemental of Monmouth Real Estate Investment Corp. Page 10 of 21

Table of Content

Debt Maturity

(unaudited)

		Loans		% of
Fiscal Year Ended	Mortgages	Payable	Total	Total
2016	35,711,184	188,848	35,900,032	7.2%
2017	51,964,834	4,790,654	56,755,488	11.3%
2018	42,629,324	-0-	42,629,324	8.5%
2019	37,763,177	95,000,000	132,763,177	26.5%
2020	22,602,134	-0-	22,602,134	4.5%
Thereafter	210,049,504	-0-	210,049,504	42.0%
Total as of 12/31/15	$400,720,157	$99,979,502	$500,699,659	100.0%

Weighted Average Interest Rate	4.76%	2.32%	4.28%
Weighted Average Term	9.33 yrs	3.59 yrs	8.18 yrs

First Quarter FY 2016 Supplemental of Monmouth Real Estate Investment Corp. Page 11 of 21

Table of Content

Property Table by Tenant

(unaudited)

		Property	Square	Occupied Square	% of Occupied	Annual	% of Total Ann.	Rent Per Sq. Ft.	Undepreciated		Mortgage
Tenant		Count	Footage	Footage	Sq. Ft.	Rent	Rent	Occup.	Cost		Balance

FedEx Ground Package System, Inc.		34	5,084,939	5,084,939	35.3%	$36,347,000	46.2%	$7.15		$461,885,771	$198,065,189
FedEx Corporation		14	973,413	973,413	6.7%	5,407,000	6.9%	5.55		71,676,530	16,840,472
FedEx Supply Chain Services, Inc.		1	449,900	449,900	3.1%	1,327,000	1.7%	2.95		14,620,887	7,234,083
Total FedEx		49	6,508,252	6,508,252	45.1%	43,081,000	54.8%	6.62		548,183,188	222,139,744

ULTA, Inc.		1	671,354	671,354	4.7%	2,651,000	3.4%	3.95		37,484,574	23,684,852
Milwaukee Electric Tool Corporation		1	615,305	615,305	4.3%	2,012,000	2.6%	3.27		27,502,797	14,028,067
Jim Beam Brands Company		1	599,840	599,840	4.2%	2,013,000	2.6%	3.36		28,000,000	18,899,961
Ralcorp Holdings, Inc.		1	558,600	558,600	3.9%	2,166,000	2.8%	3.88		26,719,716	17,186,682
CBOCS Distribution, Inc.		1	381,240	381,240	2.6%	1,420,000	1.8%	3.72		14,215,126	7,808,227
Best Buy Warehousing Logistics, Inc.		1	368,060	368,060	2.6%	1,641,000	2.1%	4.46		19,600,000	10,843,880
The Coca-Cola Company/Western Container Corp.		2	323,358	323,358	2.2%	1,619,000	2.1%	5.01		18,848,429	7,395,713
Science Applications International		1	302,400	302,400	2.1%	1,462,000	1.9%	4.83		13,340,592	5,858,316
International Paper Company		1	280,000	280,000	1.9%	1,326,000	1.7%	4.74		18,294,108	11,169,757
Woodstream Corporation	(C)	1	256,000	256,000	1.8%	896,000	1.1%	3.50		8,823,781	112,773
United Technologies Corporation		2	244,317	244,317	1.7%	1,891,000	2.4%	7.74		22,505,069	8,475,011
Anda Pharmaceuticals, Inc.		1	234,660	234,660	1.6%	1,196,000	1.5%	5.10		14,550,000	9,166,694
UGN, Inc.		1	232,200	232,200	1.6%	1,050,000	1.3%	4.52		12,937,000	8,408,634
Caterpillar Logistics Services, Inc.		1	218,120	218,120	1.5%	1,169,000	1.5%	5.36		14,868,857	6,916,699
Anheuser-Busch, Inc.		1	184,800	184,800	1.3%	806,000	1.0%	4.36		12,386,675	912,940
Carlisle Tire & Wheel Company		1	179,280	179,280	1.2%	787,000	1.0%	4.39		7,225,401	773,697
NF&M International Inc.	(B)	1	174,802	174,802	1.2%	832,000	1.1%	4.76		3,958,293	-0-
Home Depot USA, Inc.		1	171,200	171,200	1.2%	978,000	1.2%	5.71		11,298,367	-0-
Kellogg Sales Company		3	170,279	170,279	1.2%	982,000	1.2%	5.77		12,116,973	2,347,654
Bunzl Distribution Midcentral, Inc.		1	158,417	158,417	1.1%	741,000	0.9%	4.68		9,600,000	7,070,233
Victory Packaging, L.P.		1	148,000	148,000	1.0%	470,000	0.6%	3.18		5,418,245	-0-
Altec Industries, Inc.	(C)	1	126,880	126,880	0.9%	349,000	0.4%	2.75		4,373,287	55,893
The American Bottling Company		2	110,080	110,080	0.8%	734,000	0.9%	6.67		10,498,031	2,021,796
Pittsburgh Glass Works LLC.		1	102,135	102,135	0.7%	427,000	0.5%	4.18		4,245,913	-0-
Holland 1916 Inc.		1	95,898	95,898	0.7%	341,000	0.4%	3.56		7,378,719	-0-
National Oilwell Varco, Inc.		1	91,295	91,295	0.6%	746,000	0.9%	8.17		8,083,107	3,432,694
Joseph T. Ryerson and Son, Inc.		1	89,052	89,052	0.6%	506,000	0.6%	5.68		6,928,956	724,139
CHEP USA, Inc.		1	83,000	83,000	0.6%	494,000	0.6%	5.95		7,405,447	2,745,119
Datatel Resources Corporation	(B)	1	80,856	80,856	0.6%	242,000	0.3%	2.99		3,810,675	-0-
Sherwin-Williams Company		2	78,887	78,887	0.5%	637,000	0.8%	8.07		7,244,128	-0-
RGH Enterprises, Inc.		1	75,000	75,000	0.5%	596,000	0.8%	7.95		5,525,600	3,861,492
Tampa Bay Grand Prix		1	68,385	68,385	0.5%	289,000	0.4%	4.23		5,656,542	-0-
Various Tenants at Retail Shopping Center		1	64,138	53,820	0.4%	565,000	0.7%	10.50		2,827,312	-0-
SOFIVE, Inc.		1	60,400	60,400	0.4%	537,000	0.7%	8.89		4,889,712	2,009,119
Siemens Real Estate		1	51,130	51,130	0.4%	473,000	0.6%	9.25		4,452,425	2,670,371
B/E Aerospace, Inc.		1	38,833	38,833	0.2%	360,000	0.5%	9.27		5,100,000	-0-
Keystone Automotive Industries MN, Inc.		1	36,270	36,270	0.2%	140,000	0.2%	3.86		2,161,895	-0-
Graybar Electric Company		1	26,340	26,340	0.2%	109,000	0.1%	4.14		1,850,794	-0-
Tenant Total as of 12/31/15		91	14,259,063	14,248,745	98.8%	$78,734,000	100.0%	$5.53		$980,309,734	$400,720,157

Vacant		2	165,932	-0-	0.0%	-0-	0.0%	-0-		12,237,549	-0-
Total as of 12/31/15		93	14,424,995	14,248,745	98.8%	$78,734,000	100.0%	$5.53	(A)$	992,547,283	$400,720,157
Leasing Activity Subsequent to 12/31/15
Style Crest, Inc.	(D)	na	na	106,507	0.7%	361,000	0.5%	3.39		na	na
Pro Forma Total		93	14,424,995	14,355,252	99.5%	$79,095,000	100.0%	$5.51	(A)$	992,547,283	$400,720,157

(A) Does not include $839,471 of vacant land and corporate office leasehold improvements not associated with a specific tenant.

(B) NF&M International and Datatel Resources are located at one property and therefore are counted as one property in the Property Count total.

(C) Woodstream Corporation and Altec Industries, Inc. are located at one property and therefore are counted as one property in the Property Count total.

(D) Entered into a 5.25 year lease agreement through March 31, 2021. The lease commenced on January 1, 2016 and is with Style Crest, Inc. Initial annual rent of $356,798, representing $3.35 per square foot, will commence on April 1, 2016 with 3.0% annual increases thereafter.

First Quarter FY 2016 Supplemental of Monmouth Real Estate Investment Corp. Page 12 of 21

Table of Content

Property Table by State

(unaudited)

		Property	Square	Occupied Square	% of Total	Annual	% of Total Ann.	Rent Per Sq. Ft.	Undepreciated		Mortgage
State		Count	Footage	Footage	Sq. Ft.	Rent	Rent	Occup.	Cost		Balance
Texas		9	1,379,468	1,379,468	9.6%	$10,474,000	13.3%	7.59		$127,441,095	$61,010,435
Kentucky		2	1,158,440	1,158,440	8.0%	4,179,000	5.3%	3.61		54,719,716	36,086,643
Florida		10	1,137,293	1,137,293	7.9%	7,565,000	9.6%	6.65		102,305,646	43,976,788
Ohio		7	1,032,469	1,032,469	7.2%	6,071,000	7.7%	5.88		72,719,594	30,322,708
Indiana		2	999,176	999,176	6.9%	4,184,000	5.3%	4.19		61,430,574	36,631,959
Illinois		9	958,045	958,045	6.6%	6,224,000	7.9%	6.50		81,663,417	15,075,635
Mississippi		4	912,305	912,305	6.3%	3,437,000	4.4%	3.77		45,804,282	23,194,761
Tennessee		3	891,777	891,777	6.2%	3,058,000	3.9%	3.43		33,818,647	16,762,245
Missouri		5	804,397	804,397	5.6%	3,079,000	3.9%	3.83		39,179,174	9,586,553
North Carolina		3	585,224	478,717	4.1%	2,548,000	3.2%	5.32		44,474,565	20,780,000
South Carolina		3	571,115	571,115	4.0%	3,552,000	4.5%	6.22		36,368,552	9,466,677
Kansas		3	499,280	499,280	3.5%	2,445,000	3.1%	4.90		29,199,352	13,478,796
Michigan		3	489,571	489,571	3.4%	3,472,000	4.4%	7.09		41,248,198	16,899,462
Virginia		5	407,265	407,265	2.8%	2,434,000	3.1%	5.98		34,449,924	8,395,909
Pennsylvania		2	378,180	378,180	2.6%	1,725,000	2.2%	4.56		16,758,968	4,288,230
Georgia		3	307,662	307,662	2.1%	1,743,000	2.2%	5.67		22,148,187	7,842,018
Arizona		1	283,358	283,358	2.0%	1,287,000	1.6%	4.54		15,168,586	5,860,371
Wisconsin		2	238,666	238,666	1.7%	1,369,000	1.7%	5.74		15,943,672	3,480,418
New York		3	230,381	230,381	1.6%	1,890,000	2.4%	8.20		20,382,098	4,428,563
Oklahoma		2	204,580	204,580	1.4%	1,305,000	1.7%	6.38		16,342,450	6,771,761
Louisiana		1	175,315	175,315	1.2%	1,258,000	1.6%	7.18		18,410,000	12,890,000
Maryland		1	144,523	144,523	1.0%	1,426,000	1.8%	9.87		14,467,755	4,932,003
Colorado		2	138,235	138,235	1.0%	1,208,000	1.5%	8.74		13,549,166	2,816,595
New Jersey		2	124,538	114,220	0.9%	1,102,000	1.4%	9.65		7,717,024	2,009,119
Minnesota		2	119,823	60,398	0.8%	372,000	0.5%	6.16		10,377,126	2,789,293
Nebraska		1	89,115	89,115	0.6%	446,000	0.6%	5.00		5,937,281	-0-
Alabama		1	73,712	73,712	0.4%	412,000	0.5%	5.59		4,896,515	943,215
Connecticut		1	54,812	54,812	0.3%	329,000	0.3%	6.00		3,463,824	-0-
Iowa		1	36,270	36,270	0.3%	140,000	0.2%	3.86		2,161,895	-0-
Total as of 12/31/15		93	14,424,995	14,248,745	100.0%	$78,734,000	100.0%	$5.53	(A)$	992,547,283	$400,720,157

Leasing Activity Subsequent to 12/31/15
North Carolina	(B)	na	na	106,507	0.7%	361,000	0.5%	3.39		na	na
Pro Forma Total		93	14,424,995	14,355,252	100.0%	$79,095,000	100.0%	$5.51	(A)$	992,547,283	$400,720,157

(A)	Does not include $839,471 of vacant land and corporate office leasehold improvements not associated with a specific tenant.

(B)	Included in leasing activity subsequent to 12/31/15 is one property located in North Carolina that the Company has recently entered into a 5.25 year lease agreement that commenced on January 1, 2016.

First Quarter FY 2016 Supplemental of Monmouth Real Estate Investment Corp. Page 13 of 21

Table of Content

Lease Expirations

(unaudited)

		Property	Square	% of Total Sq.	Annual	% of Total Ann.	Rent Per Sq. Ft.	Lease Exp. Term in	Undepreciated		Mortgage
Fiscal Year		Count	Footage	Ft.	Rent	Rent	Occup.	Years	Cost		Balance

2016		1	60,000	0.4%	$315,000	0.4%	5.25	0.4		$4,760,769	$-0-
2017	(B)	13	1,539,526	10.7%	8,798,000	11.2%	5.71	1.4		105,340,743	23,107,214
2018	(B)	15	1,324,159	9.2%	7,760,000	9.9%	5.86	2.4		91,591,276	22,177,890
2019		8	1,310,849	9.1%	6,772,000	8.6%	5.17	3.4		76,577,961	26,433,087
2020		2	239,585	1.7%	1,267,000	1.6%	5.29	4.6		16,954,909	-0-
2021		6	578,185	4.0%	2,974,000	3.8%	5.14	5.5		35,501,603	8,605,575
2022		8	1,212,032	8.4%	6,751,000	8.6%	5.57	6.3		80,496,828	37,090,675
2023		11	1,917,312	13.3%	10,031,000	12.7%	5.23	7.5		127,487,552	56,149,319
2024		12	1,914,366	13.3%	12,069,000	15.3%	6.30	8.4		148,852,778	57,075,815
2025	(B)	9	2,404,478	16.7%	11,989,000	15.2%	4.99	9.5		157,264,501	90,757,426
2027		1	38,833	0.3%	360,000	0.5%	9.27	11.5		5,100,000	-0-
2029		2	262,613	1.8%	1,513,000	1.9%	5.76	13.5		21,950,000	10,102,916
2030		3	834,387	5.6%	5,404,000	6.8%	6.48	14.2		78,883,786	52,033,558
2034		1	558,600	3.9%	2,166,000	2.8%	3.88	17.8		26,719,716	17,186,682
Various tenants at retail shopping center		1	64,138	0.4%	565,000	0.7%	10.50	-0-		2,827,312	-0-
Vacant		2	165,932	1.2%	-0-	0.0%	-0-	-0-		12,237,549	-0-
Total as of 12/31/15		93	14,424,995	100.0%	$78,734,000	100.0%	$5.53	7.1	(A)$	992,547,283	$400,720,157

Leasing Activity Subsequent to 12/31/15
2021	(C)	na	na	0.7%	361,000	0.5%	3.39	5.3		na	na
Pro Forma Total		93	14,424,995	100.0%	$79,095,000	100.0%	$5.51	7.1	(A)$	992,547,283	$400,720,157

(A)	Does not include $839,471 of vacant land and corporate office leasehold improvements not associated with a specific tenant.

(B)	Included in 2018 is Datatel Resources and included in 2025 is NF&M International which both occupy one property. Included in 2017 is Woodstream Corporation and included in 2018 is Altec Industries which both occupy one property.

(C)	Included in leasing activity subsequent to 12/31/15 is one property located in North Carolina that the Company has recently entered into a 5.25 year lease agreement that commenced on January 1, 2016.

First Quarter FY 2016 Supplemental of Monmouth Real Estate Investment Corp. Page 14 of 21

Table of Content

Recent Acquisitions During Fiscal 2016

(unaudited)

No	Tenant	City (MSA)	State	Fiscal Year Acquisition	Square Footage	Annual Rent	Rent Per Sq. Ft. Occup.	Lease Expiration	Purchase Price	Initial Mortgage Balance
1	FedEx Ground Package System, Inc.	Concord (Charlotte)	NC	2016	330,717	$2,078,000	$6.28	7/31/2025	$31,975,897	$20,780,000
2	FedEx Ground Package System, Inc.	Covington (New Orleans)	LA	2016	175,315	1,258,000	7.18	6/30/2025	18,410,000	12,890,000
	As of 12/31/15				506,032	$3,336,000	$6.59		$50,385,897	$33,670,000

First Quarter FY 2016 Supplemental of Monmouth Real Estate Investment Corp. Page 15 of 21

Table of Content

Property Table

(unaudited)

					Fiscal Year		Square	Annual	Rent Per Sq. Ft.	Lease Exp. Term in	Undepreciated	Mortgage
No	Tenant		City (MSA)	State	Acquisition	Occup.	Footage	Rent	Occup.	Years	Cost	Balance
1	ULTA, Inc.		Greenwood (Indianapolis)	IN	2015	100.0%	671,354	$2,651,000	$3.95	9.6	$37,484,574	$23,684,852
2	Milwaukee Electric Tool Corporation		Olive Branch (Memphis, TN)	MS	2013	100.0%	615,305	2,012,000	3.27	7.3	27,502,797	14,028,067
3	Jim Beam Brands Company		Frankfort	KY	2015	100.0%	599,840	2,013,000	3.36	9.1	28,000,000	18,899,961
4	Ralcorp Holdings, Inc.		Buckner (Louisville)	KY	2014	100.0%	558,600	2,166,000	3.88	17.8	26,719,716	17,186,682
5	FedEx Supply Chain Services, Inc.		Memphis	TN	2010	100.0%	449,900	1,327,000	2.95	3.4	14,620,887	7,234,083
6	Woodstream Corporation	(B)	St. Joseph	MO	2001	100.0%	256,000	896,000	3.50	1.8	8,823,781	112,773
	Altec Industries, Inc.	(B)	St. Joseph	MO	2001	100.0%	126,880	349,000	2.75	2.2	4,373,287	55,893
7	CBOCS Distribution, Inc.		Lebanon (Nashville)	TN	2011	100.0%	381,240	1,420,000	3.72	8.5	14,215,126	7,808,227
8	Best Buy Warehousing Logistics, Inc.		Streetsboro (Cleveland)	OH	2012	100.0%	368,060	1,641,000	4.46	6.1	19,600,000	10,843,880
9	FedEx Ground Package System, Inc.		Concord (Charlotte)	NC	2016	100.0%	330,717	2,078,000	6.28	10.0	31,975,897	20,780,000
10	FedEx Ground Package System, Inc.		Indianapolis	IN	2014	100.0%	327,822	1,533,000	4.68	8.3	23,946,000	12,947,107
11	FedEx Ground Package System, Inc.		Fort Worth (Dallas)	TX	2015	100.0%	304,608	2,362,000	7.75	14.3	35,300,832	24,386,989
12	Science Applications International		Hanahan (Charleston)	SC	2005	100.0%	302,400	1,462,000	4.83	3.3	13,340,592	5,858,316
13	FedEx Ground Package System, Inc.		Jacksonville	FL	2015	100.0%	297,579	1,992,000	6.69	14.0	30,645,954	19,237,935
14	Western Container Corp.		Tolleson (Phoenix)	AZ	2003	100.0%	283,358	1,287,000	4.54	1.3	15,168,586	5,860,371
15	International Paper Company		Edwardsville (Kansas City)	KS	2014	100.0%	280,000	1,326,000	4.74	7.7	18,294,108	11,169,757
16	NF&M International	(C)	Monaca (Pittsburgh)	PA	1988	100.0%	174,802	832,000	4.76	9.0	3,958,293	-0-
	Datatel Resources Corp.	(C)	Monaca (Pittsburgh)	PA	1988	100.0%	80,856	242,000	2.99	1.9	3,810,675	-0-
17	FedEx Ground Package System, Inc.		Orion	MI	2007	100.0%	245,633	1,908,000	7.77	7.5	22,885,636	8,969,702
18	Anda Pharmaceuticals, Inc.		Olive Branch (Memphis, TN)	MS	2012	100.0%	234,660	1,196,000	5.10	6.6	14,550,000	9,166,694
19	UGN, Inc.		Monroe (Cincinnati)	OH	2015	100.0%	232,200	1,050,000	4.52	14.2	12,937,000	8,408,634
20	Caterpillar Logistics Services, Inc.		Griffin (Atlanta)	GA	2006	100.0%	218,120	1,169,000	5.36	0.9	14,868,857	6,916,699
21	FedEx Ground Package System, Inc.		Sauget (St. Louis, MO.)	IL	2015	100.0%	198,773	1,036,000	5.21	13.4	15,200,000	10,102,916
22	Anheuser-Busch, Inc.		Granite City (St. Louis, MO)	IL	2001	100.0%	184,800	806,000	4.36	5.9	12,386,675	912,940
23	United Technologies Corporation		Carrollton (Dallas)	TX	2010	100.0%	184,317	1,576,000	8.55	3.0	17,744,300	8,475,011
24	FedEx Ground Package System, Inc.		Spring (Houston)	TX	2014	100.0%	181,176	1,581,000	8.73	8.8	19,227,521	9,553,334
25	Carlisle Tire & Wheel Company		Edwardsville (Kansas City)	KS	2003	100.0%	179,280	787,000	4.39	2.4	7,225,401	773,697
26	FedEx Ground Package System, Inc.		Ft. Mill (Charlotte, NC)	SC	2010	100.0%	176,939	1,415,000	8.00	7.8	15,413,307	2,336,277
27	FedEx Ground Package System, Inc.		Covington (New Orleans)	LA	2016	100.0%	175,315	1,258,000	7.18	9.6	18,410,000	12,890,000
28	FedEx Ground Package System, Inc.		Livonia (Detroit)	MI	2013	100.0%	172,005	1,194,000	6.94	6.3	13,762,030	7,929,760
29	Home Depot USA, Inc.		Montgomery (Chicago)	IL	2004	100.0%	171,200	978,000	5.71	4.5	11,298,367	-0-
30	FedEx Ground Package System, Inc.		Tampa	FL	2004	100.0%	170,779	1,493,000	8.74	8.5	18,458,273	7,146,956
31	FedEx Ground Package System, Inc.		Lindale (Tyler)	TX	2015	100.0%	163,378	725,000	4.44	8.5	9,930,000	6,638,978
32	Bunzl Distribution Midcentral, Inc.		Kansas City	MO	2015	100.0%	158,417	741,000	4.68	5.8	9,600,000	7,070,233
33	FedEx Ground Package System, Inc.		Oklahoma City	OK	2012	100.0%	158,340	1,048,000	6.62	9.5	12,594,419	4,749,965
34	FedEx Ground Package System, Inc.		Waco	TX	2012	100.0%	150,710	1,078,000	7.15	9.7	12,546,159	4,998,410
35	Victory Packaging, L.P.		Fayetteville	NC	1997	100.0%	148,000	470,000	3.18	5.2	5,418,245	-0-
36	FedEx Ground Package System, Inc.		Beltsville (Washington, DC)	MD	2001	100.0%	144,523	1,426,000	9.87	2.6	14,467,755	4,932,003
37	FedEx Ground Package System, Inc.		El Paso	TX	2006	100.0%	144,149	1,345,000	9.33	7.8	12,406,193	3,525,019
38	FedEx Ground Package System, Inc.		Cocoa	FL	2008	100.0%	144,138	1,112,000	7.71	8.8	14,089,843	5,290,840
39	FedEx Ground Package System, Inc.		Cudahy (Milwaukee)	WI	2001	100.0%	139,564	901,000	6.46	1.5	9,373,672	-0-
40	FedEx Ground Package System, Inc.		Richfield (Cleveland)	OH	2006	100.0%	131,152	1,490,000	11.36	8.8	16,435,478	3,332,300
41	FedEx Ground Package System, Inc.		Wheeling (Chicago)	IL	2003	100.0%	123,000	1,386,000	11.27	1.4	18,537,652	3,335,640
42	FedEx Ground Package System, Inc.		Altoona	PA	2014	100.0%	122,522	651,000	5.31	7.7	8,990,000	4,288,230
43	FedEx Ground Package System, Inc.		Edinburg	TX	2011	100.0%	113,582	598,000	5.26	5.7	7,438,483	-0-
44	FedEx Corporation		Mechanicsville (Richmond)	VA	2001	100.0%	112,799	541,000	4.80	7.3	7,739,671	-0-
45	FedEx Corporation		Orlando	FL	2008	100.0%	110,638	666,000	6.02	1.9	8,541,237	4,515,230
46	Vacant	(D)	Winston-Salem	NC	2002	0.0%	106,507	-0-	na	na	7,080,423	-0-
47	FedEx Ground Package System, Inc.		Cheektowaga (Buffalo)	NY	2000	100.0%	104,981	966,000	9.20	3.7	10,960,823	567,071
48	FedEx Ground Package System, Inc.		West Chester Twp (Cincinnati)	OH	1999	100.0%	103,818	532,000	5.12	7.7	5,728,690	2,248,043
49	FedEx Ground Package System, Inc.		Roanoke	VA	2013	100.0%	103,402	755,000	7.30	7.3	10,200,000	5,650,790
50	Pittsburgh Glass Works LLC.		O’ Fallon (St. Louis)	MO	1994	100.0%	102,135	427,000	4.18	2.5	4,245,913	-0-
51	FedEx Ground Package System, Inc.		Green Bay	WI	2013	100.0%	99,102	468,000	4.72	7.4	6,570,000	3,480,418
52	Holland 1916 Inc.		Liberty (Kansas City)	MO	1998	100.0%	95,898	341,000	3.56	3.5	7,378,719	-0-
53	FedEx Corporation		Jacksonville	FL	1999	100.0%	95,883	518,000	5.40	3.4	6,229,421	1,628,235
54	FedEx Corporation		Tampa	FL	2006	100.0%	95,662	603,000	6.30	1.8	7,571,132	4,075,725
55	FedEx Ground Package System, Inc.		Hanahan (Charleston)	SC	2005	100.0%	91,776	675,000	7.35	2.6	7,614,653	1,272,084
56	National Oilwell Varco, Inc.		Houston	TX	2010	100.0%	91,295	746,000	8.17	6.8	8,083,107	3,432,694
57	FedEx Corporation		Omaha	NE	1999	100.0%	89,115	446,000	5.00	7.8	5,937,281	-0-
58	Joseph T. Ryerson and Son, Inc.		Elgin (Chicago)	IL	2002	100.0%	89,052	506,000	5.68	1.1	6,928,956	724,139

First Quarter FY 2016 Supplemental of Monmouth Real Estate Investment Corp. Page 16 of 21

Table of Content

Property Table

(unaudited)

					Fiscal Year		Square	Annual	Rent Per Sq. Ft.	Lease Exp. Term in		Undepreciated	Mortgage
No	Tenant		City (MSA)	State	Acquisition	Occup.	Footage	Rent	Occup.	Years		Cost	Balance
59	FedEx Ground Package System, Inc.		Ft. Myers	FL	2003	100.0%	87,500	433,000	4.95	0.8		5,017,447	-0-
60	CHEP USA, Inc.		Roanoke	VA	2007	100.0%	83,000	494,000	5.95	9.2		7,405,447	2,745,119
61	FedEx Corporation		Bedford Heights (Cleveland)	OH	2007	100.0%	82,269	408,000	4.96	2.7		6,816,001	2,819,480
62	RGH Enterprises, Inc.		Halfmoon (Albany)	NY	2012	100.0%	75,000	596,000	7.95	5.9		5,525,600	3,861,492
63	FedEx Ground Package System, Inc.		Huntsville	AL	2005	100.0%	73,712	412,000	5.59	6.7		4,896,515	943,215
64	FedEx Corporation		Schaumburg (Chicago)	IL	1997	100.0%	73,500	515,000	7.01	1.2		4,967,639	-0-
65	FedEx Corporation		Romulus (Detroit)	MI	1998	100.0%	71,933	370,000	5.14	5.4		4,600,532	-0-
66	FedEx Ground Package System, Inc.		Denver	CO	2005	100.0%	69,865	564,000	8.07	2.6		6,354,051	1,282,289
67	Tampa Bay Grand Prix		Tampa	FL	2005	100.0%	68,385	289,000	4.23	4.8		5,656,542	-0-
68	FedEx Ground Package System, Inc.		Colorado Springs	CO	2006	100.0%	68,370	644,000	9.42	2.8		7,195,115	1,534,306
69	Sherwin-Williams Company		Rockford	IL	2011	100.0%	66,387	477,000	7.19	8.0		5,551,227	-0-
70	Kellogg Sales Company		Kansas City	MO	2007	100.0%	65,067	325,000	4.99	2.6		4,757,474	2,347,654
71	Various Tenants at Retail Shopping Center		Somerset	NJ	1970	84.0%	64,138	565,000	10.50	na		2,827,312	-0-
72	The American Bottling Company		Cincinnati	OH	2015	100.0%	63,840	477,000	7.47	13.8		6,750,000	-0-
73	FedEx Corporation		Chattanooga	TN	2007	100.0%	60,637	311,000	5.13	1.8		4,982,634	1,719,935
74	SOFIVE, Inc.		Carlstadt (New York, NY)	NJ	2001	100.0%	60,400	537,000	8.89	9.1		4,889,712	2,009,119
75	FedEx Ground Package System, Inc.		Stewartville (Rochester)	MN	2013	100.0%	60,398	372,000	6.16	7.4		5,220,000	2,789,293
76	United Technologies Corporation		Richmond	VA	2004	100.0%	60,000	315,000	5.25	0.4		4,760,769	-0-
77	Vacant		White Bear Lake (Minneapolis/St. Paul)	MN	2001	0.0%	59,425	-0-	na	na		5,157,126	-0-
78	FedEx Ground Package System, Inc.		Augusta	GA	2005	100.0%	59,358	453,000	7.63	2.5		5,328,873	925,319
79	Kellogg Sales Company		Newington (Hartford)	CT	2001	100.0%	54,812	329,000	6.00	1.2		3,463,824	-0-
80	Siemens Real Estate		Lebanon (Cincinnati)	OH	2012	100.0%	51,130	473,000	9.25	3.3		4,452,425	2,670,371
81	Kellogg Sales Company		Orangeburg (New York)	NY	1993	100.0%	50,400	328,000	6.51	2.2		3,895,675	-0-
82	FedEx Corporation		Charlottesville	VA	1999	100.0%	48,064	329,000	6.85	1.7		4,344,037	-0-
83	FedEx Ground Package System, Inc.		Corpus Christi	TX	2012	100.0%	46,253	463,000	10.01	5.7		4,764,500	-0-
84	The American Bottling Company		Tulsa	OK	2014	100.0%	46,240	257,000	5.56	8.2		3,748,031	2,021,796
85	The Coca-Cola Company		Topeka	KS	2009	100.0%	40,000	332,000	8.30	5.8		3,679,843	1,535,342
86	B/E Aerospace, Inc.		Rockford	IL	2015	100.0%	38,833	360,000	9.27	11.5		5,100,000	-0-
87	Keystone Automotive Industries MN, Inc.		Urbandale (Des Moines)	IA	1994	100.0%	36,270	140,000	3.86	1.2		2,161,895	-0-
88	FedEx Corporation		Richland (Jackson)	MS	1994	100.0%	36,000	120,000	3.33	8.3		1,900,691	-0-
89	FedEx Corporation		Punta Gorda	FL	2007	100.0%	34,624	304,000	8.78	1.5		4,113,265	2,081,867
90	FedEx Corporation		Lakeland	FL	2006	100.0%	32,105	155,000	4.83	1.9		1,982,532	-0-
91	FedEx Corporation		Augusta	GA	2006	100.0%	30,184	121,000	4.01	6.9		1,950,457	-0-
92	Graybar Electric Company		Ridgeland (Jackson)	MS	1993	100.0%	26,340	109,000	4.14	3.6		1,850,794	-0-
93	Sherwin-Williams Company		Burr Ridge (Chicago)	IL	1997	100.0%	12,500	160,000	12.80	5.8		1,692,901	-0-
	Total as of 12/31/15					98.8%	14,424,995	$78,734,000	$5.53	7.1	(A)$	992,547,283	$400,720,157

	Leasing Activity Subsequent to 12/31/15
	Style Crest, Inc.	(D)	Winston-Salem	NC	2002	100.0%	na	361,000	3.39	5.3		na	na
	Pro Forma Total					99.5%	14,424,995	$79,095,000	$5.51	7.1	(A)$	992,547,283	$400,720,157

(A)	Does not include $839,471 of vacant land and corporate office leasehold improvements not associated with a specific tenant.

(B)	Both tenants occupy one property.

(C)	Both tenants occupy one property.

(D)	Entered into a 5.25 year lease agreement through March 31, 2021. The lease commenced on January 1, 2016 and is with Style Crest, Inc. Initial annual rent of $356,798, representing $3.35 per square foot, will commence on April 1, 2016 with 3.0% annual increases thereafter.

First Quarter FY 2016 Supplemental of Monmouth Real Estate Investment Corp. Page 17 of 21

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Definitions

Investors and analysts following the real estate industry utilize funds from operations (“FFO”), core funds from operations (“Core FFO”), net operating income (“NOI”), Same Property NOI, Same Property cash NOI, earnings before interest, taxes, depreciation and amortization (“EBITDA”) and adjusted funds from operations (“AFFO”), variously defined, as supplemental performance measures. While the Company believes net income available to common stockholders, as defined by accounting principles generally accepted in the United States of America (U.S. GAAP), is the most appropriate measure, it considers NOI, Same Property NOI, Same Property Cash NOI, EBITDA, FFO, Core FFO and AFFO, given their wide use by and relevance to investors and analysts, appropriate supplemental performance measures. FFO, reflecting the assumption that real estate asset values rise or fall with market conditions, principally adjusts for the effects of U.S. GAAP depreciation and amortization of real estate assets. Core FFO reflects the same assumptions as FFO except that is also adjusts for the effects of acquisitions costs. NOI provides a measure of rental operations, and does not factor in depreciation and amortization and non-property specific expenses such as general and administrative expenses. EBITDA provides a tool to further evaluate the ability to incur and service debt and to fund dividends and other cash needs. AFFO provides a tool to further evaluate the ability to fund dividends. In addition, NOI, Same Property NOI, Same Property Cash NOI, EBITDA, FFO, Core FFO and AFFO are commonly used in various ratios, pricing multiples, yields and returns and valuation of calculations used to measure financial position, performance and value.

As used herein, the Company calculates FFO, as defined by The National Association of Real Estate Investment Trusts (NAREIT), to be equal to net income (loss) applicable to common shareholders, as defined by U.S. GAAP, excluding extraordinary items as defined by U.S. GAAP, gains or losses from sales of previously depreciated real estate assets, impairment charges related to depreciable real estate assets, plus certain non-cash items such as real estate asset depreciation and amortization. FFO includes gains and losses realized on securities investments.

NOI is calculated as recurring revenues of the Company, less property expenses such as real estate taxes, repairs and maintenance, property management, utilities, insurance and other expenses. NOI excludes realized gains (losses) on securities transactions.

Same Property NOI is the NOI of all properties owned during the entire periods presented with the exclusion of any properties expanded during the periods presented.

Same Property Cash NOI is the Same Property NOI adjusted to exclude the effects of the U.S. GAAP straight-line rent adjustment for the properties included in the Same Property NOI calculation.

EBITDA is calculated as NOI, less general and administrative expenses, plus interest and dividend income and lease termination income and net effect of net amortization of acquired above or below market lease revenue.

Core FFO is calculated as FFO plus acquisition costs.

AFFO is calculated as EBITDA, minus lease termination income, minus U.S. GAAP interest expense, minus preferred stock dividends, minus recurring capital expenditures and U.S. GAAP straight-line rent adjustment, plus stock compensation expense. AFFO excludes realized gains (losses) on securities transactions. Recurring capital expenditures are defined as all capital expenditures, excluding capital expenditures related to expansions at our current locations or capital expenditures that are incurred in conjunction with obtaining a new lease or a lease renewal.

NOI, Same Property NOI, Same Property Cash NOI, EBITDA, FFO, Core FFO and AFFO do not represent cash generated from operating activities in accordance with U.S. GAAP and are not necessarily indicative of cash available to fund cash needs, including the repayment of principal on debt and payment of dividends and distributions. NOI, Same Property NOI, Same Property Cash NOI, EBITDA, FFO, Core FFO and AFFO should not be considered as substitutes for net income applicable to common shareholders (calculated in accordance with U.S. GAAP) as a measure of results of operations or cash flows (calculated in accordance with U.S. GAAP) as a measure of liquidity. NOI, Same Property NOI, Same Property Cash NOI, EBITDA, FFO, Core FFO and AFFO as currently calculated by the Company may not be comparable to similarly titled, but variously calculated, measures of other REITs.

First Quarter FY 2016 Supplemental of Monmouth Real Estate Investment Corp. Page 18 of 21

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FOR IMMEDIATE RELEASE	February 3, 2016

Contact: Susan Jordan
732-577-9996

MONMOUTH REAL ESTATE INVESTMENT CORPORATION REPORTS RESULTS FOR

THE FIRST QUARTER ENDED DECEMBER 31, 2015

FREEHOLD, NJ, February 3, 2016 Monmouth Real Estate Investment Corporation (NYSE:MNR) reported Core Funds from Operations (Core FFO) of $11,012,000 or $0.17 per diluted share for the three months ended December 31, 2015 as compared to $8,634,000 or $0.15 per diluted share for the three months ended December 31, 2014. Adjusted Funds from Operations (AFFO), for the three months ended December 31, 2015 was $10,725,000 or $0.17 per diluted share versus $7,795,000 or $0.14 per diluted share for the three months ended December 31, 2014 representing an increase in AFFO per share of 21.4%.

A summary of significant financial information for the three months ended December 31, 2015 and 2014 is as follows:

	Three Months Ended December 31,
	2015	2014
Rental Revenue	$19,065,000	$15,430,000
Reimbursement Revenue	$3,194,000	$2,247,000
Lease Termination Income	$-0-	$239,000
Net Operating Income (NOI) (1)	$18,656,000	$14,687,000
Total Expenses	$11,167,000	$9,583,000
Interest and Dividend Income	$1,185,000	$1,035,000
Gain on Sale of Securities Transactions, net	$8,000	$377,000
Net Income	$6,939,000	$5,424,000
Net Income Attributable to Common Shareholders	$4,787,000	$3,272,000
Net Income Attributable to Common Shareholders Per Diluted Common Share	$0.08	$0.06
Core FFO (1)	$11,012,000	$8,634,000
Core FFO per Diluted Common Share (1)	$0.17	$0.15
AFFO (1)	$10,725,000	$7,795,000
AFFO per Diluted Common Share (1)	$0.17	$0.14

Weighted Avg. Diluted Common Shares Outstanding	62,949,000	57,446,000

A summary of significant balance sheet information as of December 31, 2015 and September 30, 2015 is as follows:

	December 31, 2015	September 30, 2015
Net Real Estate Investments	$862,813,000	$816,801,000
Securities Available for Sale at Fair Value	$61,033,000	$54,541,000
Total Assets	$972,370,000	$915,992,000
Mortgage Notes Payable	$400,720,000	$373,991,000
Loans Payable	$99,980,000	$85,041,000
Total Shareholders’ Equity	$458,387,000	$446,011,000

First Quarter FY 2016 Supplemental of Monmouth Real Estate Investment Corp. Page 19 of 21

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Michael P. Landy, President and CEO, commented on the results for the first quarter of fiscal 2016,

“This was a record quarter for Monmouth and represents an excellent start to fiscal 2016. We are pleased to report continued strength across multiple fronts. During the quarter we:

●	Increased our occupancy rate 250 basis points to 98.8% over the prior year period and 110 basis points over the prior quarter. Subsequent to quarter end, we increased our occupancy rate an additional 70 basis points to 99.5% effective January 1, 2016.

●	Increased our per share AFFO to $0.17, representing a 21% increase over the prior year period and a 13% increase sequentially

●	Increased our Net Operating Income (NOI) 27% over the prior year period

●	Increased our Same Property NOI 3.9% on a GAAP basis and 5.5% on a Cash basis over the prior year period

●	Increased our quarterly common stock dividend 6.7% to $0.16 per share

●	Acquired two new Class A built-to-suit properties containing a total of 506,000 square feet, for an aggregate cost of $50.4 million

●	Grew our acquisition pipeline to nine new Class A build-to-suit properties, representing 2.2 million square feet, for a total purchase price of approximately $248.6 million. These properties are all net-leased to investment grade tenants or their subsidiaries. These acquisitions are expected to generate annualized rental revenue of approximately $16.5 million and will benefit from an average lease term of approximately 13.4 years. Subject to satisfactory due diligence, we anticipate closing these transactions upon completion of construction and occupancy over the next several quarters.

●	Entered into agreements to expand four of our properties by approximately 312,000 square feet at a cost of approximately $18.4 million. Upon completion, the expansions will result in a new ten year lease extension for three buildings and a new twelve year lease extension for one building being expanded. These expansions will result in increased annual rent of approximately $1.7 million.

●	Renewed two of the three leases scheduled to expire this fiscal year totaling 326,000 square feet. These lease renewals resulted in a 4.8% increase in rents on a GAAP basis and represent a weighted average lease term of 4.4 years. The last remaining lease renewal is under discussion.

●	Increased our gross leasable area (GLA) 16% to 14.4 million square feet over the prior year period. Our GLA is expected to grow to 17.0 million square feet upon the completion of the above acquisitions and expansions.”

Mr. Landy stated, “On October 1st, following 24 consecutive years of maintaining or increasing our common stock dividend, we announced a 6.7% dividend increase. This long-term track record of dividends and profitability makes Monmouth not only one of the few REITs that maintained its cash dividend throughout the Global Financial Crisis, but also one of the very few REITs that is paying out a higher cash dividend today than prior to the Global Financial Crisis. This consistent long-term performance underscores the high-quality of our business model, our tenant base, and our property portfolio.”

“We’ve put together a high-quality industrial property portfolio that has and will continue to benefit from the opportunities presented by e-commerce and the evolving global supply chain. While our strong showing this quarter bears this out, we remain very confident that the best is yet to come.”

Monmouth Real Estate Investment Corporation will host its First Quarter FY 2016 Financial Results Webcast and Conference Call on Thursday, February 4, 2016 at 10:00 a.m. Eastern Time. Senior management will discuss the results, current market conditions and future outlook.

The Company’s First Quarter FY 2016 financial results being released herein will be available on the Company’s website at www.mreic.com in the “Financial Filings” section.

To participate in the Webcast, select the microphone icon in the Webcast section of the Company’s homepage on the Company’s website at www.mreic.com. Interested parties can also participate via conference call by calling toll free 877-510-5852 (domestically) or 412-902-4138 (internationally).

The replay of the conference call will be available at 12:00 p.m. Eastern Time on Thursday, February 4, 2016. It will be available until April 30, 2016, and can be accessed by dialing toll free 877-344-7529 (domestically) and 412-317-0088 (internationally) and entering the passcode 10077955. A transcript of the call and the webcast replay will be available at the Company’s website, www.mreic.com.

Monmouth Real Estate Investment Corporation, founded in 1968 is one of the oldest public equity REITs in the U.S. The Company specializes in single-tenant, net-leased industrial properties, subject to long-term leases, primarily to investment grade tenants. Monmouth Real Estate Investment Corporation is a fully-integrated and self-managed real estate company, whose property portfolio consists of ninety-three properties located in twenty-nine states, containing a total of approximately 14.4 million rentable square feet. In addition, the Company owns a portfolio of REIT securities.

Certain statements included in this press release which are not historical facts may be deemed forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any such forward-looking statements are based on the Company’s current expectations and involve various risks and uncertainties. Although the Company believes the expectations reflected in any forward-looking statements are based on reasonable assumptions, the Company can provide no assurance those expectations will be achieved. The risks and uncertainties that could cause actual results or events to differ materially from expectations are contained in the Company’s annual report on Form 10-K and described from time to time in the Company’s other filings with the SEC. The Company undertakes no obligation to publicly update or revise any forward-looking statements whether as a result of new information, future events, or otherwise.

First Quarter FY 2016 Supplemental of Monmouth Real Estate Investment Corp. Page 20 of 21

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Notes:

(1) Non-U.S. GAAP Information: FFO is defined by the National Association of Real Estate Investment Trusts (“NAREIT”) as net income applicable to common shareholders, excluding gains or losses from sales of depreciable assets, plus real estate-related depreciation and amortization. We define Core FFO as FFO plus acquisition costs. We define AFFO as Core FFO excluding lease termination income, gains or losses on securities transactions, stock based compensation expense, depreciation of corporate office tenant improvements, amortization of deferred financing costs, U.S. GAAP straight-line rent adjustments and less recurring capital expenditures. We define recurring capital expenditures as all capital expenditures, excluding capital expenditures related to expansions at our current locations or capital expenditures that are incurred in conjunction with obtaining a new lease or a lease renewal. We define NOI as recurring rental and reimbursement revenues less real estate and other operating expenses. FFO, Core FFO and AFFO per diluted common share are defined as FFO, Core FFO and AFFO divided by weighted average diluted common shares outstanding. FFO, Core FFO and AFFO per diluted common share, as well as NOI, should be considered as supplemental measures of operating performance used by real estate investment trusts (REITs). FFO, Core FFO and AFFO per diluted common share exclude historical cost depreciation as an expense and may facilitate the comparison of REITs which have different cost basis. The items excluded from FFO, Core FFO and AFFO per diluted common share are significant components in understanding the Company’s financial performance.

FFO, Core FFO and AFFO per diluted common share (A) do not represent cash flow from operations as defined by accounting principles generally accepted in the United States of America; (B) should not be considered as an alternative to net income as a measure of operating performance or to cash flows from operating, investing and financing activities; and (C) are not alternatives to cash flow as a measure of liquidity. FFO, Core FFO and AFFO per diluted common share, as well as NOI, as calculated by the Company, may not be comparable to similarly titled measures reported by other REITs.

The following is a reconciliation of the Company’s U.S. GAAP Net Income to the Company’s FFO, Core FFO and AFFO for the three months ended December 31, 2015 and 2014:

	Three Months Ended
	12/31/2015	12/31/2014
Net Income Attributable to Common Shareholders	$4,787,000	$3,272,000
Plus: Depreciation Expense (excluding Corporate Office)	5,567,000	4,484,000
Plus: Amortization of Intangible Assets	323,000	347,000
Plus: Amortization of Capitalized Lease Costs	189,000	139,000
FFO Attributable to Common Shareholders	10,866,000	8,242,000
Plus: Acquisition Costs	146,000	392,000
Core FFO Attributable to Common Shareholders	11,012,000	8,634,000
Plus: Stock Compensation Expense	105,000	90,000
Plus: Depreciation of Corporate Office Tenant Improvements	28,000	-0-
Plus: Amortization of Financing Costs	234,000	193,000
Less: Lease Termination Income	-0-	(239,000)
Less: Gain on Sale of Securities Transactions, net	(8,000)	(377,000)
Less: U.S. GAAP Straight-line Rent Adjustment	(310,000)	(332,000)
Less: Recurring Capital Expenditures	(336,000)	(174,000)
AFFO Attributable to Common Shareholders	$10,725,000	$7,795,000

The following are the Cash Flows provided (used) by Operating, Investing and Financing Activities for the three months ended December 31, 2015 and 2014:

	Three Months Ended
	12/31/2015	12/31/2014

Operating Activities	$11,637,000	$8,365,000
Investing Activities	(55,597,000)	(62,093,000)
Financing Activities	44,813,000	48,554,000

# # # # #

First Quarter FY 2016 Supplemental of Monmouth Real Estate Investment Corp. Page 21 of 21